POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, WEGENER INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this __24th__ day of July, 2006.

ATTEST:

WEGENER INVESTMENT TRUST

By: __/s/________________________

By: __/s/__________________________

Niloufar Marandiz, Secretary

Steven M. Wegener, President

STATE of Maryland______

)

)

ss:

COUNTY of Montgomery__

)

Before me, a Notary Public, in and for said county and state, personally appeared Steven M. Wegener, President, and Niloufar Marandiz, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 24th__ day of July, 2006.

__/s/ Betty Wai-Fun Chan____

Notary Public

My commission expires: _05/01/2009___

CERTIFICATE

The undersigned, Secretary of WEGENER INVESTMENT TRUST, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held July 22, 2006, and is in full force and effect:

WHEREAS, WEGENER INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER, its attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

Dated:  July _24th_, 2006

___/s/________________________

Niloufar Marandiz, Secretary

WEGENER INVESTMENT TRUST

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, WEGENER INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this _25th day of July, 2006.

_/s/______________________________

Mark D. Pankin

Trustee

STATE of _Virginia_____

)

)

ss:

COUNTY of_Arlington___

)

Before me, a Notary Public, in and for said county and state, personally appeared Mark D. Pankin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this _25th day of July, 2006.

__/s/ Jaime Ykemyashiro_____

Notary Public

My commission expires: __12/31/2009____

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, WEGENER INVESTMENT TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this __24th day of July, 2006.

___/s/____________________________

Michael E. Kitces

Trustee

STATE of__Maryland_____

)

)

ss:

COUNTY of __Howard___

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael E. Kitces, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this __24th day of July, 2006.

__/s/ Karen Kellner_________

Notary Public

My commission expires: __01/01/2007____

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, WEGENER INVESTMENT TRUST a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee and the President and Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints DONALD S. MENDELSOHN and JOANN M. STRASSER as attorneys for his and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this __24th day of July, 2006.

__/s/_____________________________

Steven M. Wegener

Trustee

STATE of _Maryland______

)

)

ss:

COUNTY of __Montgomery

)

Before me, a Notary Public, in and for said county and state, personally appeared Steven M. Wegener, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this __24th day of July, 2006.

___/s/ Betty Wai-Fun Chan___

Notary Public

My commission expires: __05/01/2009____